Exhibit 99.1

Ingredients for Growth September 2015

This presentation contains forward-looking statements — that is, statements about future, not past, events. These forward-looking statements often relate to our future performance and management’s expectations for the future, including statements about our financial outlook. Our forward-looking statements are based on estimates and assumptions that we believe are reasonable. Actual results could be materially different from our forward-looking statements. The factors that could cause actual results to differ are discussed in our periodic filings with the Securities and Exchange Commission. Statements regarding our financial outlook speak only as of the date of our second quarter 2015 earnings release, July 28, 2015, and all other forward-looking statements speak only as of the initial release date of this presentation, September 2, 2015. We have no duty to update publicly or revise any forward-looking statements to conform the statements to actual results or to reflect new information or future events. Safe Harbor 2

Intrepid Overview Well-Positioned Potash and Trio® Producer Geographically Advantaged Significant Reserves Scalable Facilities and Infrastructure High Barriers to Entry 3

Agenda 4 Focused on Expanding Trio® Sales and Production Creating a Stronger Intrepid Positioned to Increase Margin and Cash Flow Improved Capital Structure & Long Term Growth Initiatives Leveraging Low Cost Solar Solution Mining Expertise

Agenda 5 Focused on Expanding Trio® Sales and Production Creating a Stronger Intrepid Positioned to Increase Margin and Cash Flow Improved Capital Structure & Long Term Growth Initiatives Leveraging Low Cost Solar Solution Mining Expertise

Balanced fertilization essential to maximizing yields Operating in markets that consume many multiples of Intrepid's annual production Fall 2015 demand slow to develop Potash pricing in second half 2015 softer than first half Demand exceeding supply for Trio® driving favorable pricing 6 Positioned to Increase Margin and Cash Flow Strong Industry Fundamentals Intrepid is Well Positioned

Achieving Premium to North American Peers First Half 2015 +38% * Average net realized sales price per ton is a non-GAAP financial measure calculated as gross sales less freight costs, divided by the number of tons sold in the period. Average net realized sales price advantage is a non-GAAP financial measure calculated by us as the difference between our average net realized sales price and the combined estimated average net realized sales prices of Potash Corporation of Saskatchewan Inc. (POT), The Mosaic Company (MOS), and Agrium Inc. (AGU) based on publicly available information and Intrepid estimates. See the non-GAAP reconciliations set forth later in this presentation for additional information. Positioned to Increase Margin and Cash Flow Average Net Realized Sales Price Advantage* 7 Strong customer relationships Close-to-market strategy Diverse markets Freight advantage Assets close to customers Since ‘05 + 26% $162 $179 $194 $486 $541 $363 $472 $454 $382 $332 $361 $137 $141 $152 $398 $389 $303 $380 $399 $309 $249 $261 $0 $100 $200 $300 $400 $500 $600 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 First Half 2015 Intrepid Potash Average of North American Competitors

Positioned to Increase Margin and Cash Flow Serving Diverse Markets Strategy is to maximize and sell all of our production Flexibility to react to changes in demand Selling into the highest margin opportunities Participation in specialty market – Trio® Potash Sales Mix Industrial Agricultural Animal Feed Includes: Barley Citrus Corn Cotton Hay Nuts Potatoes Rice Soybeans Tobacco Wheat Includes: Cattle Pet Food Pork Poultry 8 Includes: Oil & Gas Flux Maximizing Price and Margin

OBJECTIVE Respond to changing demand to pursue highest margin sales Ability to compact 100% of potash Sell more Trio® PROJECTS North compaction Trio® pellet plant FLEXIBILTY OBJECTIVE Increase production Lower costs PROJECTS HB Solar Solution mine Moab solution mining caverns West plant improvements GROWTH OBJECTIVE Lower per ton cash operating costs* PROJECTS HB Solar Solution mine North compaction West recovery improvement MARGIN 9 Positioned to Increase Margin and Cash Flow Optimizing Completed Projects Driving Flexibility, Growth and Margin * Cash operating costs is a non-GAAP financial measure that is calculated as total of cost of goods sold divided by the number of tons sold in the period and then adjusted to exclude per-ton depreciation, depletion, and royalties.

Agenda 10 Focused on Expanding Trio® Sales and Production Creating a Stronger Intrepid Positioned to Increase Margin and Cash Flow Improved Capital Structure & Long Term Growth Initiatives Leveraging Low Cost Solar Solution Mining Expertise

Cash and investments totaling $124 million $250 million unsecured credit facility in place, availability limited to $212 million by financial covenants $150 million in unsecured long-term debt Generated free cash flow* for first half of 2015 Capital Investments expected to be $45 - $55 million in 2015 Improved Capital Structure & Long Term Growth Initiatives Balance Sheet Strength June 30, 2015 11 * Free cash flow is a non-GAAP measure that is calculated as net cash provided by operating activities less cash paid for capital expenditures. Expect to Generate Free Cash Flow in 2015

OBJECTIVE Lower cash operating costs PROJECTS Additional phases of HB Amax/Horizon Increase Solar Solution Production OBJECTIVE Produce more Trio® PROJECTS Recovery improvements Premium conversion process Grow Trio® Sales Improved Capital Structure & Long Term Growth Initiatives Long Term Growth Focus 12 OBJECTIVE Lower per ton cash operating costs PROJECTS Process improvements and recovery enhancements Improve Conventional Mining Efficiencies

Agenda 13 Focused on Expanding Trio® Sales and Production Creating a Stronger Intrepid Positioned to Increase Margin and Cash Flow Improved Capital Structure & Long Term Growth Initiatives Leveraging Low Cost Solar Solution Mining Expertise

Leveraging Low Cost Solar Solution Mining Expertise Solar Solution Mining Process Inject brine into idled or created mine works Allow brine to circulate to dissolve the remaining potash Extract potash enriched brine and pump into solar evaporation pond Allow solar evaporation to occur; potash recrystallizes as water evaporates Harvest the potash from the evaporation ponds Mill the product and have it ready for our customers 14

Leveraging Low Cost Solar Solution Mining Expertise Solar Solution Advantages 15 Capturing previously unrecoverable potash Environmentally friendly Building on our proven expertise Hard for others to replicate Intrepid is Leader in Solar Solution Mining

Leveraging Low Cost Solar Solution Mining Expertise Solar Solution Advantages 16 Significant savings on two largest cost inputs, energy and labor Meaningful reserves create potential for increased production long term Meaningfully Lower Cash Operating Costs Additional HB areas: North, 2 East, South, Eddy US Borax AMAX phase 2 Carlsbad Solution Mining Reserves HB Phase 1, in production HB modified for West tails, in production HB AMAX Phase 1, in process Future, long-term opportunity

Conventional Solar ~25% Leveraging Low Cost Solar Solution Mining Expertise Incremental Production While Lowering Cash Operating Costs 17 2013 Conventional Solar grows to ~36% 2016 Solar comprises growing percentage of Intrepid’s potash production Solar cash operating costs are at least $110 less than conventional Positive influence on Intrepid’s total cash operating costs

Agenda 18 Focused on Expanding Trio® Sales and Production Creating a Stronger Intrepid Positioned to Increase Margin and Cash Flow Improved Capital Structure & Long Term Growth Initiatives Leveraging Low Cost Solar Solution Mining Expertise

19 Trio®’s unique combination of low-chloride potassium, magnesium, and sulfur is highly valued Trio® pricing at a premium to potash Demand in excess of supply Trio® margin increasing Opportunity to Expand Trio® Production Expand Trio® Sales and Production Trio® Margin Opportunity

Optimize recovery techniques Mining towards higher ore grade reserves Improve pelletization conversion rate Increased production lowers per ton cash operating costs Developing option to produce Trio® independent from potash 20 Opportunity To Generate More Margin & Cash Flow Expand Trio® Sales and Production Grow Trio® Production

Why Intrepid? Increased Cash Flow Generation North American Average Net Realized Sales Price Advantage Committed to Lowering Costs Leveraging Solar Solution Expertise Strong Capital Structure Focused on Growth, Flexibility, and Margin Expansion 21

Appendix ® Supplying a Growing America® Appendix

Financial Overview Adjusted EBITDA* (in millions) Diluted Earnings (Loss) Per Share Net Income (Loss) (in millions) 23 Free Cash Flow* (in millions) * Free cash flow is a non GAAP measure that is calculated as net cash provided by operating activities less cash paid for capital expenditures. Adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA) is a non-GAAP financial measure. See the non-GAAP reconciliations set forth later in this presentation for additional information

Non-GAAP Reconciliations To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use several non-GAAP financial measures to monitor and evaluate our performance. These non-GAAP financial measures may include adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA, net sales, average net realized sales price, average net realized sales price advantage, cash operating costs, average potash and Trio® gross margin, cash flow per ton and free cash flow. These non-GAAP financial measures should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, because the presentation of these non-GAAP financial measures varies among companies, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. We believe these non-GAAP financial measures provide useful information to investors for analysis of our business. We also refer to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. We believe these non-GAAP financial measures are widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the potash mining industry. Many investors use the published research reports of these professional research analysts and others in making investment decisions. Below is additional information about our non-GAAP financial measures, including, if applicable, reconciliations of our non-GAAP financial measures to the most directly comparable GAAP measures: 24

Free Cash Flow Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by operating activities less cash paid for capital expenditures. We consider free cash flow to be a useful measure of liquidity because it indicates cash generated by normal business operations, including capital expenditures. Free cash flow does not represent cash available for discretionary expenditures because we have non-discretionary obligations, such as debt service obligations, that are not deducted from this measure. 25 Free Cash Flow In thousands, Non-GAAP Reconciliation

Non-GAAP Reconciliation Calculation of Adjusted EBITDA Adjusted earnings before interest, taxes, depreciation, and amortization (or adjusted EBITDA) is a non-GAAP financial measure that is calculated as net income (loss) adjusted for early office lease termination fee, anticipated refund of property taxes, the changes to the allowance associated with the employment-related high wage tax credits in New Mexico, restructuring expenses, interest expense, income tax expense, depreciation, depletion, and asset retirement obligation accretion. We consider adjusted EBITDA to be useful because it reflects our operating performance before the effects of certain non-cash items and other items that we believe are not indicative of our core operations. We use adjusted EBITDA to assess operating performance and as one of the measures under our performance-based compensation programs for employees. 26 In thousands,

Net sales, average net realized sales price, and average net realized sales price advantage are non-GAAP financial measures. Net sales are calculated as sales less freight costs. Average net realized sales price is calculated as net sales, divided by the number of tons sold in the period. Average net realized sales price advantage is calculated by us as the difference between our average net realized sales price and the combined estimated average net realized sales prices of Potash Corporation of Saskatchewan Inc. (POT), The Mosaic Company (MOS), and Agrium Inc. (AGU) based on publicly available information. We consider these measures to be useful because they remove the effect of transportation and delivery costs on sales and pricing. When we arrange transportation and delivery for a customer, we include in revenue and in freight costs the costs associated with transportation and delivery. However, many of our customers arrange for and pay their own transportation and delivery costs, in which case these costs are not included in our revenue and freight costs. We use these measures as key performance indicators to analyze sales and price trends. We also use net sales as one of the measures under our performance-based compensation programs for employees. 27 Net Sales, Average Net Realized Sales Price, and Average Net Realized Sales Price Advantage In thousands, except per ton amounts Non-GAAP Reconciliation

Historical Quarterly Production and Sales 28 Note: One short ton equals 2,000 pounds. One metric tonne, which many international competitors use, equals 1,000 kilograms or 2,204.62 pounds. In thousands of short tons 2012  2013 2014 2015 Production Volume Potash 218 170 189 218 222 182 167 209 220 190 194 254 237 152 Trio 30 33 35 34 46 50 40 42 32 43 34 51 36 43 Sales Volume Potash 203 184 249 203 185 184 156 167 242 235 227 210 231 147 Trio 28 26 27 43 39 35 22 27 36 62 43 41 62 37 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Intrepid’s Locations 29 Florida New Mexico Texas Oklahoma Kansas Nebraska South Dakota Montana Wyoming Colorado Utah Idaho Arizona Nevada Washington California Oregon Kentucky Maine New York Pennsylvania Michigan Vermont New Hampshire Virginia West Virginia Ohio Indiana Illinois North Carolina Tennessee South Carolina Alabama Mississippi Arkansas Louisiana Missouri Iowa Minnesota Wisconsin Georgia North Dakota Wendover Solar Evaporation Mine Moab Solar Solution Mine Carlsbad Assets including: West North East HB Solar Solution Mine Amax/ Horizon (potential Solar Solution development)

30 Average Potash Consumption in Intrepid’s Markets is Greater than 5x of Intrepid’s Average Production Low High Sources: Association of American Plant Food Control Officials (AAPFCO), The Fertilizer Institute (TFI), Fertecon, USDA, Intrepid Potash. New Mexico Texas Oklahoma Kansas Colorado Mississippi Arkansas Louisiana Idaho Washington Oregon Nebraska Missouri Iowa Illinois California Wyoming Utah Arizona Nevada Minnesota Geographically Advantaged Assets Intrepid location Relative Potash Consumption

U.S. Potash Consumption Remains Steady and Robust Sources : Fertecon, United States Department of Agriculture (USDA), NOAA National Climatic Data Center. Potash consumption is shown in fertilizer years (July – June). Grains stocks include barley, corn, oats, sorghum and wheat. Potash fertilizer consumption has remained relatively constant with an annual volatility of approximately 9.2 percent over the past 30 years Corn acres planted in the U.S. in the years 2008 through 2014 were 86.0, 86.4, 88.2, 91.9, 97.3, 95.4, and 90.6 million acres. 2015 acreage is estimated at 89.2 million. 1982: Recession leads to lower consumption; payment-in-kind program reduces planted acres 1991-1997: Increased consumption leads to low grain stocks 2001- mid 2008: Global economic expansion leads to increased demand (2006 delayed Chinese negotiations) 2010-11: Strong recovery in US agricultural markets Major droughts/floods in Corn Belt Droughts Floods 1987 1988 2000 2012 1993 2007 2008 2011 31 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 2,000 4,000 6,000 8,000 10,000 12,000 Grains Stocks to Use Ratio KCL Tons ('000) FERTECON U.S. Potash Consumption and Grains Stocks to Use Ratio KCL Tons Average KCl Consumption Stocks to Use Ratio

Global Potash Consumption, Production & Capacity 32 Demand exceeded supply in 2008, so theoretical capacity has been challenged in recent years 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 000 tons KCl World Potash Production and Capacity World Potash Production World Potash Capacity Capacity Utilization Source: Fertecon

Global Industry Susceptible to Production Interruption and Supply "Shocks"

Mine Closures Due to Water Inflows



St. Paul mine (Congo) (0.8MM tons KCl / yr)
Berezniki 3 mine (1.8MM tons KCl / yr)
PCA (Patience Lake) (0.8MM tons KCl / yr)
Potacan mine (0.8MM tons KCl / yr)
Berezniki I (1.3MM tons KCl / yr)
1976
1980
1984
1988
1992
1996
2000
2004
2015
Solikamsk -2 (2 MM tons/yr) production suspended in November 2014

Due to geology, in the 70 plus years of potash mining in the Carlsbad area, there has never been a mine lost to flooding or a water incursion

Mines with Water Inflows

- K2 Mine Esterhazy
  - Produced 4 million tons KCl in 2013
  - Most recent 10-K indicated more than $200 million costs and capital to mitigate in 2014
- PCS New Brunswick Mine
  - Produced 0.8 million tons KCl in 2012
  - Being replaced with a 2 million ton mine by 2015
- Belaruskali Mine #2
  - Capacity to produce 2.5 million tons KCl per year

Mine Closures Due to Depletion

Depleted Conventional Mines	Mines Currently With Less than 15 Years Reserve Life
Theodore, Amelie, Marie Louis mines- France	Carlsbad, NM, United States – Mosaic*, closed
Pasquasi and San Cataldo mines - Italy	Hersey, United States – Mosaic*, closed
Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo, Siegfried-Giesen, and Niedersachen-Riedel - Germany	Boulby, England – ICL
Trona, California	Soligorsk I, Belarussia - Belaruskali
Horizon-Amax, Wills-Weaver, Saunders – Carlsbad, New Mexico	Taquari, Brazil – Vale
	Sigmundshall – K + S

*Mosaic ceased MOP production at both Hersey and Carlsbad in 2014, though it still produces a langbeinite product in Carlsbad.

Sources: Fertecon, Intrepid Potash®, and public filings

INTREPID POTASH®

33

Fundamentals of Increasing Population Continue to Drive Grain and Ultimately Potash Demand Over the Long Term Note: Grains include corn, wheat, barley, oats and sorghum. Stocks-to-use ratio is ending inventory / consumption for that crop year; data updated monthly. Sources: United Nations Food and Agriculture Organization (FAO), World Bank, US Census Bureau, USDA, Potash & Phosphate Institute (PPI,) International Fertilizer Industry Association (IFA), Fertecon (1) Futures prices based on closing price of Chicago Board of Trade futures contracts as of 5/14/2015; futures prices for November/December delivery in forecast years. Hectares of Arable Land per Person Hectares per person Crop Prices Over Time(1) World Grain Production and Stocks-to-Use Ratios Grain Production Stocks-to-Use Ratio 5 Year Average Fall 2015 Futures Soybeans: $12.41 $9.38 Wheat: $6.71 $5.66 Corn: $5.38 $3.85 Grain Production (Millions of Tons) Stocks-to-Use Ratio Trend line Population Growth vs. Potash Demand 34 Global population Global Potash Consumption 2015F - 1 2 3 4 5 6 7 8 - 10 20 30 40 50 60 70 80 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 Global Midyear Population (in billions) million tons KCl equivalent Collapse of Soviet Union 2008 Global Financial Crisis $0 $2 $4 $6 $8 $10 $12 $14 $16 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016F 2018F Wheat All Corn Soybeans 0.39 0.33 0.29 0.25 0.22 0.21 0.20 0.18 0.17 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 1970 1980 1990 2000 2010 2020F 2030F 2040F 2050F 10% 20% 30% 40% 50% 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

More Planting Occurs in Shorter Timeframe 35 Agricultural Efficiency Better data plus more capable farm machinery means farmers are able to cope with errant weather by planting more of their crops in a shorter window of time. Capability to Plant One-third of Total Acres in a Single Week Chart used with permission from the Wall Street Journal, WSJ.com. Copyright 2015 Dow Jones & Company, Inc. All rights reserved.

For more information visit our website at www.intrepidpotash.com Investor Relations Contact: Gary Kohn Phone 303.996.3024 Email: gary.kohn@intrepidpotash.com